STOCK PURCHASE AGREEMENT


                              by and between


                        UNIFAB INTERNATIONAL, INC.


                                    and


                    THE PURCHASERS LISTED ON SCHEDULE A



                      Dated as of September 18, 2000

                         STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement (this "AGREEMENT") is dated as of September 18, 2000 between UNIFAB International, Inc., a Louisiana corporation (the "COMPANY"), and The Purchasers Listed On Schedule A (the "PURCHASERS"). The Company and the Purchasers may hereinafter be referred to collectively as the "PARTIES" or individually as a "PARTY." Except as otherwise indicated herein, capitalized terms used herein are defined in APPENDIX A.

                          PRELIMINARY STATEMENTS
                          ----------------------

     A. The Company wishes the Purchasers to make an equity investment in the Company.

     B. The Company and the Purchasers desire to enter into an agreement pursuant to which the Purchasers will purchase from the Company, and the Company will sell to the Purchasers, the restricted common stock described herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereof, and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                          STATEMENT OF AGREEMENT
                          ----------------------

                                 ARTICLE I

                      ISSUANCE AND PURCHASE OF SHARES
                      -------------------------------

     1.1 ISSUANCE AND PURCHASE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Company shall sell to the Purchasers, and the Purchasers shall purchase from the Company, One Million Three Hundred Thousand (1,300,000) shares (the "SHARES") of the Company's common stock, par value $.01 per share, for a purchase price of $9.50 per share (the "PURCHASE PRICE").

     1.2 SETTLEMENT. The settlement of the transactions contemplated herein (the "SETTLEMENT") shall take place at the offices of Bass, Berry & Sims PLC, 100 Peabody Place, Suite 950, Memphis, Tennessee 38103 at 10:00 a.m. Memphis, Tennessee time on or before September 27, 2000, or such other time, date or place as the Parties may mutually agree (the "SETTLEMENT DATE"). At the Settlement, (a) Purchasers shall pay to the Company, by wire transfer of immediately available funds to such account or accounts designated in writing by the Company, the Purchase Price per share of Common Stock purchased pursuant hereto; (b) the Company shall issue to Purchasers the Shares and deliver to Purchasers certificates for the Shares duly registered in the name of Purchasers; and (c) the Company shall deliver a legal opinion from the Company's counsel,
Jones, Walker, Waechter, Poitevent, Carrere  &  Denegre,  L.L.P.,  in  form

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

and substance satisfactory to Purchasers, and expressing the opinions identified on SCHEDULE 1.2(C) hereto.


                                ARTICLE II

                      RESTRICTIONS ON TRANSFERABILITY
                      -------------------------------

     The Shares shall not be transferred before satisfaction of the conditions specified in this Article II, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws with respect to the transfer of any Shares. Purchasers, by entering into this Agreement and accepting the Shares, agree to be bound by the provisions of this Article II.

     2.1 RESTRICTIVE LEGEND. Except as otherwise provided in this Article II, each certificate representing Shares (the "RESTRICTED COMMON STOCK") shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS  CERTIFICATE  HAVE  NOT  BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER, IS AVAILABLE. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS AND PRIVILEGES SPECIFIED IN THE STOCK PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 18, 2000, BETWEEN UNIFAB INTERNATIONAL, INC. AND THE PURCHASERS LISTED ON SCHEDULE A THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF UNIFAB INTERNATIONAL, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF SUCH STOCK PURCHASE AGREEMENT."

     2.2 TRANSFERS. Each Holder agrees that it will not sell, transfer or otherwise dispose of any shares of Restricted Common Stock, in whole or in part, except pursuant to an effective registration statement under the Securities Act or an exemption from registration thereunder. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such transfer shall bear the restrictive legend set forth in
Section 2.1, unless in the written opinion of the transferee's or Holder's counsel delivered to the Company in connection with such transfer (which opinion shall be reasonably satisfactory to the Company) such legend is not required in order to ensure compliance with the Securities Act.

     2.3 TERMINATION OF RESTRICTIONS. The restrictions imposed by this Article II upon the transferability of the Restricted
Common Stock and the legend requirement of Section 2.1 shall terminate as to any particular Share (i) when and so long as such security shall have been registered under the Securities Act and disposed of pursuant thereto, or (ii) when the Holder thereof shall have delivered to the Company the written opinion of counsel to such Holder, which opinion shall be reasonably satisfactory to the Company, stating that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Article II shall terminate as to any Restricted Common Stock, as herein above provided, the Holder thereof shall be entitled to receive from the Company, at the expense of the Company, a new certificate representing such Common Stock, not bearing the restrictive legend set forth in Section 2.1.


                                ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
              ----------------------------------------------

     As a material inducement to Purchasers entering  into  this  Agreement
and   purchasing  the  Shares,  the  Company  represents  and  warrants  to
Purchasers as follows:

     3.1 CORPORATE STATUS. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Louisiana. The Company has all requisite corporate power and authority to own or lease, as the case may be, its properties and to carry on its business as now conducted. The Company and its Subsidiaries are qualified or licensed to conduct business in all jurisdictions where its or their ownership or lease of property and the conduct of its or their business requires such qualification or licensing, except to the extent that failure to so qualify or be licensed would not have a Material Adverse Effect on the Company. There is no pending, or to the knowledge of the Company threatened, proceeding for the dissolution, liquidation or insolvency of the Company or any of its Subsidiaries.

     3.2 CORPORATE POWER AND AUTHORITY. The Company has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and consummate the transactions contemplated hereby. The Company has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     3.3 ENFORCEABILITY. Each of this Agreement and the Registration Rights Agreement of even date herewith between the Company and the Purchasers (the "Registration Rights Agreement") has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

     3.4 NO VIOLATION. The execution and delivery by the Company of each of this Agreement and the Registration Rights Agreement, the consummation of the transactions contemplated hereby and thereby, and the compliance by the Company with the terms and provisions hereof and thereof, will not (a) result in a violation or breach of, or constitute, with the giving of notice or lapse of time, or both, a material default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any material portion of the Company's or its Subsidiaries' properties or assets may be bound, (b) violate any Requirement of Law applicable to the Company or any of its Subsidiaries or any material portion of the Company's properties or assets or (c) result in the imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries; except where any of the foregoing would not have a Material Adverse Effect on the Company.

     3.5 CONSENTS/APPROVALS. The Company has obtained any and all consents, approvals, waivers or other actions by any Person(s) under any Contract(s) to which either the Company or any of its Subsidiaries is a party, or by which any of their respective properties or assets are bound, which are required or necessary for the execution, delivery or performance by the Company of this Agreement or the Registration Rights Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents, filings, authorizations, approvals or waivers or make such filings would not have a Material Adverse Effect on the Company.

     3.6 CAPITALIZATION. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of August 1, 2000, the Company had outstanding 6,825,950 shares of Common Stock, all of which were duly authorized, validly issued, fully paid and non-assessable and had no outstanding shares of Preferred Stock. Except (a) as contemplated by this Agreement, (b) options to acquire no more than 888,000 shares of Common Stock under the Company's option plans, and (c) as set forth in the Company's SEC Reports, there are (y) no rights, options, warrants, convertible securities, subscription rights or other agreements, calls, plans, contracts or commitments of any kind relating to the issued and unissued capital stock of, or other equity interest in, the Company outstanding or authorized and
(z) no contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of the Company Common Stock. Upon delivery to the Purchasers of the certificates representing the Shares and payment of the Purchase Price, the Purchasers will acquire good, valid and marketable title, subject to the limitations on marketability contained in this Agreement or imposed pursuant to the Securities Act, to and beneficial and record ownership of the Shares, and the Shares will be validly issued, fully paid and non-assessable. The Company has duly reserved, solely for purposes of issuance upon exercise of warrants to purchase Common Stock issued to Morgan Keegan & Company, Inc. (the "Placement Warrant") and the Penalty Warrant (as defined in Section 5.6 below), the shares of Common Stock issuable upon exercise of the Placement Warrants and the Penalty Warrant.

     3.7 SEC REPORTS AND NASDAQ ELIGIBILITY. Since September 30, 1998, the Company has made all filings (the "SEC REPORTS") required to
be  made  by   it  under  the  Securities  Act   of  1933  (the  SECURITIES
ACT") and the Securities Exchange Act of 1934, (the "EXCHANGE ACT"). The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the securities laws, rules and regulations of any

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
state and pursuant to any Requirements of Law. The SEC Reports, when filed, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has delivered or made accessible to Purchasers true, accurate and complete copies of the SEC Reports which were filed with the SEC since September 30, 1998. The Company's Common Stock is currently eligible for trading on the Nasdaq National Market.

     3.8 FINANCIAL STATEMENTS. Each of the balance sheets included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Company and its Subsidiaries as of its date, and each of the other financial statements included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations or other information therein of the Company and its Subsidiaries for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to normal recording adjustments which might be required as a result of year-end audit and except as otherwise stated therein).

     3.9 UNDISCLOSED LIABILITIES. As of August 15, 2000, except for liabilities and losses incurred in the ordinary course of business since June 30, 2000, the Company and its Subsidiaries do not have any material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, subordinated or unsubordinated, matured or unmatured, accrued, absolute, contingent, regulatory or administrative charges or lawsuits brought, whether or not of a kind required by GAAP to be set forth on a financial statement, that were not fully and adequately reflected or reserved for in the financial statements contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000 or otherwise disclosed in the SEC Reports.

     3.10 MATERIAL CHANGES. Except as set forth in the SEC Reports, since June 30, 2000 there has been no Material Adverse Change in the Company. In addition, the description of the Company's business contained in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000 is not materially inconsistent with its current operations. Except as set forth in the SEC Reports, since June 30, 2000 there has not been
(i) any direct or indirect redemption, purchase or other acquisition by the Company of any shares of the Common Stock or (ii) declaration, setting aside or payment of any dividend or other distribution by the Company with respect of the Common Stock.

     3.11 LITIGATION. Except as set forth in the SEC Reports, neither the Company nor any of its Subsidiaries has received any notice of any outstanding judgments, rulings, orders, writs, injunctions, awards or decrees of any court, government or other authority against the Company or its Subsidiaries which could have a Material Adverse Effect. Except as set forth in the SEC Reports, neither the Company nor any of its Subsidiaries is party to any litigation or similar proceeding which will have a Material Adverse Effect on the Company.

     3.12 INVESTMENT COMPANY. The Company is not and after giving effect to the sale of the Shares will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

     3.13 NO COMMISSIONS. Except for fees payable to Morgan Keegan & Company, Inc., the Company has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the purchase of the Shares.

                                ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF PURCHASERS
               --------------------------------------------

     As a material inducement to the Company entering into this Agreement and issuing and/or selling the Shares, each Purchaser represents and warrants to the Company as follows:

     4.1 INVESTMENT INTENT. The Purchaser is acquiring the Shares for the Purchaser's own account and with no present intention of distributing or selling the Shares or any interest in the Shares. The Purchaser agrees that it will not sell or otherwise dispose of any of the Shares or any interest in the Shares unless such sale or other disposition has been registered or qualified (as applicable) under the Securities Act and applicable state securities laws or, in the opinion of the Purchaser's counsel delivered to the Company (which opinion shall be reasonably satisfactory to the Company) such sale or other disposition is exempt from registration or qualification under the Securities Act and applicable state securities laws. The Purchaser understands that the sale of the Shares acquired by the Purchaser hereunder has not been registered under the Securities Act, but the Shares are issued through transactions exempt from the registration and prospectus delivery requirements of Section 4(2) of the Securities Act, and that the reliance of the Company on such exemption from registration is predicated in part on these representations and warranties of the Purchaser. The Purchaser acknowledges that pursuant to
Section 2.1 a restrictive legend consistent with the foregoing has been or will be placed on the certificates representing the Shares until such legend is permitted to be removed under applicable law. The Purchaser will have no right to require registration of the Shares, and the Company is under no obligation to cause an exemption to be available, except as provided in the Registration Rights Agreement attached as EXHIBIT B hereto (the "Registration Rights Agreement").

     4.2 ADEQUATE INFORMATION. The Company has made available and the Purchaser has reviewed such information that the Purchaser considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares (including, without limitation, the Company's Form 10-K for the fiscal year ended March 31, 2000, Form 10-Qs for the quarterly period ended June 30, 2000, and Current Reports on Form 8-K since April 1, 2000.

     4.3 OPPORTUNITY TO QUESTION. The Purchaser has had the opportunity to question, and, to the extent deemed necessary or appropriate, has questioned representatives of the Company so as to receive answers and verify information obtained in the Purchaser's examination of the Company, including the information that the Purchaser has reviewed in relation to its investment in the Shares.

     4.4 NO OTHER REPRESENTATIONS. No oral or written representations have been made to the Purchaser in connection with the Purchaser's acquisition of the Shares which were in any way inconsistent with the information reviewed by the Purchaser. The Purchaser acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Company, any of its Subsidiaries, any of their respective businesses, properties or prospectus or the investment contemplated herein, other than the representations and warranties set forth in Article III hereof. The Purchaser has not made its decision to acquire Shares or to execute and deliver this Agreement on the basis of any belief that any officer, director or affiliate of the Company or any current stockholder of the Company would make an investment in the Company now or in the future.

     4.5  KNOWLEDGE  AND   EXPERIENCE.    The   Purchaser  is  a  Qualified
Institutional Buyer as such term is defined in Rule 144A under the Securities Act. The Purchaser has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of new and speculative companies), so as to enable the Purchaser to utilize the information made available to the Purchaser in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

     4.6 ADDITIONAL REPRESENTATIONS. Each Purchaser will make such additional representations and warranties and furnish such information regarding the Purchaser's investment experience and financial position as the Company may reasonably require, and if there should be any material change in the information set forth herein or in the Purchaser Suitability Questionnaire prior to the closing of the sale of the Shares, the Purchaser will immediately furnish such revised or corrected information to the Company.

     4.7 OFFERING MEMORANDUM. The Purchaser has received a copy of the Confidential Memorandum dated September 6, 2000 and any and all amendments, supplements and Appendices thereto. Except for the information contained in the Memorandum and except for the information that the Purchaser or its advisors, if any, have requested, neither the Purchaser nor its advisors has been furnished any offering material or literature by the Company.

     4.8 INDEPENDENT DECISION. The Purchaser is not relying on the Company or on any legal or other opinion in the materials reviewed by the Purchaser with respect to the financial or tax considerations of the Purchaser relating to its investment in the Shares. The Purchaser has relied solely on the representations, warranties, covenants and agreements of the Company in this Agreement (including the Exhibits and Schedules hereto) and on its examination and independent investigation in making its decision to acquire the Shares. The Purchaser has been afforded the opportunity to obtain, and has been furnished, all material that it has requested relating to the proposed operation of the Company, any other matters relating to the business and properties of the Company and the offering and sale of the Shares.

     4.9 LEGAL EXISTENCE AND AUTHORITY. If the Purchaser is a corporation, partnership, limited liability company, trust or other entity, the Purchaser has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation with full power and authority to acquire and hold the Shares and to execute, deliver and comply with the terms of this Agreement and such other documents required to be executed and delivered by the undersigned in connection with this subscription.

     4.10. NO DEFAULTS OR CONFLICTS. The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder does not conflict with or constitute a default under any instruments governing the Purchaser, or any law, regulation, order or agreement to which the Purchaser is a party or to which the undersigned is bound.

     4.12. VALIDITY; ENFORCEABILITY; BINDING EFFECT. This Agreement and the Registration Rights Agreement delivered herewith have been duly and validly authorized, executed and delivered by the Purchaser, and the agreements herein and therein constitute valid, binding and enforceable agreements of the Purchaser. The Purchaser is not a partnership, common trust fund, special trust, pension fund, retirement plan or other entity in which the partners or participants, as the case may be, may designate the particular investments to be made or the allocation thereof.

     4.13. CONFIDENTIALITY. The Purchaser has agreed not to disclose and to maintain as confidential and use solely for purposes of evaluating the transaction described herein all non-public information related to the Company of which it is in possession. Unless required by law, the Purchaser has not disclosed and shall not disclose, and shall maintain confidential any non-public information related to the Company, provided that the undersigned may disclose such information to any of its advisors, attorneys and accountants, if such advisor, attorney and/or accountant shall have agreed to be bound by this provision.


                                 ARTICLE V

                                 COVENANTS
                                 ---------

     5.1 FILINGS. Each of the Company and the Purchasers shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it for the consummation of the transactions contemplated hereby.

     5.2 FURTHER ASSURANCES. Each of the Company and the Purchasers shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

     5.3 COOPERATION. Each of the Company and the Purchasers agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law in connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree

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

jointly on a method to overcome any objections by any Governmental Authority to any such transactions; provided that, any reasonable, out-of-pocket expenses incurred by the Purchasers shall be reimbursed by the Company. Except as may be specifically required hereunder, none of the Parties or their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such Party would result in or produce a Material Adverse Effect on such Party.

     5.4 NOTIFICATION OF CERTAIN MATTERS. Each of the Company and the Purchasers shall give prompt notice to the other of the occurrence, or non-occurrence, of any event which would be likely to cause any representation or warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied.

     5.5 SHARE MAINTENANCE. The Company covenants and agrees that (a) all shares of Common Stock issuable upon exercise of the Penalty Warrant, upon issuance in accordance with the terms thereof, and the payment of the purchase price therefor, will be duly authorized, validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof other than those created by or arising through the Purchasers, and all such shares shall be sold to the Purchasers pursuant to an exemption from registration under the Securities Act or an effective registration statement, (b) the Company will from time to time take all actions necessary to assure that the par value per share of the Common Stock is at all times equal to or less than the applicable price for such shares, and (c) the Company will at all times during the exercise period have authorized and reserved sufficient shares of Common Stock to provide for the exercise of the Penalty Warrant in full.

     5.6  ISSUANCE  OF  PENALTY  WARRANT.   The Company agrees to issue the
warrant to purchase Common Stock described in Section 9.11 of the Registration Rights Agreement at the time provided therein.


                                ARTICLE VI

                              INDEMNIFICATION
                              ---------------

     6.1 INDEMNIFICATION GENERALLY. The Company, on the one hand, and the Purchasers, on the other hand, shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies resulting from any breach of a representation, warranty or covenant by the Indemnifying Party (including indemnification by the Company of the Purchasers for any failure by the Company to deliver, or for any failure by the Purchasers to receive, stock certificates representing the Shares on the Settlement Date) and all claims, charges, actions or proceedings incident to or arising out of the foregoing
("LOSSES"). Notwithstanding the foregoing, the Indemnifying Party shall not be liable for any Losses to the extent such Losses arise out of, result from, or are increased by, the breach of this Agreement by, or the fraudulent acts of, the Indemnified Party.

     6.2 INDEMNIFICATION PROCEDURES. Each Person entitled to indemnification under this Article VI (an "INDEMNIFIED PARTY") shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Article VI (an "INDEMNIFYING PARTY") of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing in respect of which indemnity may be sought hereunder; provided, however, failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and after such assumption the Indemnified Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

                                ARTICLE VII

                               MISCELLANEOUS
                               -------------

     7.1 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such Party shall designate in writing to the other Party):

          (a) if to the Company to:

               UNIFAB International, Inc.
               5007 Fort Road
               New Iberia, Louisiana  70562
               Attention: Chief Executive Officer
               Telecopy:  (337) 367-8291

               with a copy to:

               Jones, Walker, Waechter, Poitevent, Carrere & Denegre,
               L.L.P.
               201 St. Charles Avenue
               New Orleans, Louisiana  70170-5100
               Attention:   Carl Hanemann
               Telecopy: (504) 589-8156

          (b) if to a Purchaser, at its last known address appearing on the books of the Company maintained for such purpose with a copy to:

               Bass, Berry & Sims PLC
               100 Peabody Place, Suite 950
               Memphis, Tennessee  38103
               Attention:  John A. Good
               Telecopy:  (901) 543-5901

     7.2 LOSS OR MUTILATION. Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a certificate representing Shares and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder or an Affiliate thereof shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof or thereof, the Company will execute and deliver in lieu hereof or thereof a new stock certificate of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if the certificate representing Shares in identifiable form is surrendered to the Company for cancellation.

     7.3 SURVIVAL. Each representation, warranty, covenant and agreement of the parties set forth in this Agreement is independent of each other representation, warranty, covenant and agreement. Each representation and warranty made by any Party in this Agreement shall survive the Settlement through the period ending on the date six months from the date of this Agreement. Notwithstanding the foregoing, the Purchasers expressly acknowledges that, pursuant to Section 2.1 a restrictive legend will be placed on the certificates representing the Shares and the shares of Common Stock issued pursuant to the Penalty Warrant until such legend is permitted to be removed under applicable law.

     7.4  REMEDIES.


          (a) Each Party acknowledges that the other Parties would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of such Party in this Agreement was not performed in accordance with its terms, and it is therefore agreed that each Party in addition to and without limiting any other remedy or right such Party may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each Party hereby waives any and all defenses such Party may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

          (b) All rights, powers and remedies under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

     7.5 ENTIRE AGREEMENT. This Agreement (including the exhibits, appendices and schedules attached hereto) and other documents delivered at the Settlement pursuant hereto, contain the entire understanding of the Parties in respect of the subject matter hereof and supersede all prior agreements and understandings between or among the Parties with respect to such subject matter. The exhibits and schedules hereto constitute a part hereof as though set forth in full above.

     7.6 EXPENSES; TAXES. Except as otherwise provided in this Agreement, the Parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Further, except as otherwise provided in this Agreement, any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Purchasers) arising out of the sale of the Shares by the Company to the Purchasers and consummation of the transactions contemplated by this Agreement shall be paid by the Company.

     7.7 AMENDMENT. This Agreement may be modified or amended or the provisions hereof waived with the written consent of the Company and the Purchasers.

     7.8 WAIVER. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the Parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the Parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

     7.9 BINDING EFFECT; ASSIGNMENT. The rights and obligations of this Agreement shall bind and inure to the benefit of the
Parties and their respective successors and legal assigns. The provisions of this Agreement are intended to be for the benefit of all Holders from time to time of the Shares and shall be enforceable by any such Holder.

     7.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     7.11 HEADINGS.   The  headings  contained  in  this  Agreement are for
convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

     7.12 GOVERNING LAW; INTERPRETATION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED FOR ALL PURPOSES BY THE LAWS OF THE STATE OF NEW YORK.

     7.13 SEVERABILITY. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, if any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, geographical scope, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

                         [Signature Page Follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:   /s/ Dailey J. Berard
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

_________________________________
[Name of Purchaser]

By:______________________________
Name:____________________________
Title:_____________________________

Shares of Common Stock Subscribed by Purchaser:_______________

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

Trigon Blue Cross (A/C 1610-9500)
---------------------------------
     [Name of Purchaser]

By: /s/ Theodore W. Price
   ------------------------------
Name:  Theodore W. Price
Title: Managing Director - Chief Investment Officer

Shares of Common Stock Subscribed by Purchaser:   3750
                                               -----------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 The Stuart Trust (A/C 7606-8656)
---------------------------------
     [Name of Purchaser]

By: /s/ Theodore W. Price
   ------------------------------
Name: Theodore W. Price
Title: Chief Investment Officer
       Managing Director

Shares of Common Stock Subscribed by Purchaser:   950
                                               -------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

Gladys and Franklin Clark Foundation #2 (A/C 7757-5808)
---------------------------------------
[Name of Purchaser]

By: /s/ Theodore W. Price

Name:  Theodore W. Price
Title: Managing Director - Chief Investment Officer

Shares of Common Stock Subscribed by Purchaser:  650
                                               ---------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 The Fondren Foundation (A/C 8443-7472)
---------------------------------------
[Name of Purchaser]

By: /s/ Theodore W. Price
   ------------------------------
Name: Theodore W. Price
Title: Managing Director - Chief Investment Officer

Shares of Common Stock Subscribed by Purchaser:   3450
                                               --------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 Universal Corporation (A/C 7967-0550)
---------------------------------------
[Name of Purchaser]

By: /s/ Theodore W. Price
   ------------------------------------
Name: Theodore W. Price
Title: Managing Director -- Chief Investment Officer

Shares of Common Stock Subscribed by Purchaser:     3600
                                               --------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 Evergreen Growth Fund (A/C 7396-9050)
---------------------------------------
[Name of Purchaser]

By: /s/ Theodore W. Price
   ------------------------------------
Name: Theodore W. Price
Title: Managing Director / Chief Investment Officer

Shares of Common Stock Subscribed by Purchaser:   239850
                                               --------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 Evergreen VA Growth Fund (A/C 4524-9937)
---------------------------------------
[Name of Purchaser]

By: /s/ Theodore W. Price
   ------------------------------------
Name: Theodore W. Price
Title: Managing Director -- Chief Investment Officer

Shares of Common Stock Subscribed by Purchaser:     7500
                                               --------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

Chicago Transit Authority (A/C 6299-9933)
----------------------------------------
[Name of Purchaser]

By: /s/ Theodore W. Price
   ------------------------------------
Name: Theodore W. Price
Title: Managing Director -- Chief Investment Officer

Shares of Common Stock Subscribed by Purchaser:     12600
                                               --------------
                                        -14-

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 Nash General Hospital (A/C 5914-1794)
---------------------------------------
[Name of Purchaser]

By: /s/ Theodore W. Price
   ------------------------------------
Name: Theodore W. Price
Title: Managing Director -- Chief Investment Officer

Shares of Common Stock Subscribed by Purchaser:    1400
                                               --------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 John P. Imlay, Jr.
---------------------------------------
[Name of Purchaser]

By: /s/ Theodore W. Price
   ------------------------------------
Name: Theodore W. Price
Title: Managing Director -- Chief Investment Officer
       (A/C 4398-1838)

Shares of Common Stock Subscribed by Purchaser:    2250
                                               --------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 Columbus Capital Partners, L.P.
---------------------------------------
[Name of Purchaser]

By: /s/ Matthew D. Ockner
   ------------------------------------
Name: Matthew D. Ockner
Title: Managing Member of Columbus Management, LLC,
       General Partner

Shares of Common Stock Subscribed by Purchaser:     236,000
                                               --------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 Franklin Street Trust Co.
---------------------------------------
[Name of Purchaser]

By: /s/ George M. Salley
   ------------------------------------
Name: George M. Salley
Title: Vice President


Shares of Common Stock Subscribed by Purchaser:     236,000
                                               --------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 Lone Wolf Trading, LLC
---------------------------------------
[Name of Purchaser]

By: /s/ Richard C. McKenzie, Jr.      (Maria Prawdzik, as attorney in fact.)
   ------------------------------------
Name: Richard C. McKenzie, Jr.
Title: Sole member


Shares of Common Stock Subscribed by Purchaser:     100,000
                                               --------------
                                        -14-

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 Jupiter Fund/Beacon Management
---------------------------------------
[Name of Purchaser]

By: /s/ Brian Sites
   ------------------------------------
Name: Brian Sites
Title: Partner


Shares of Common Stock Subscribed by Purchaser:     58,000
                                               --------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

   Trusco Capital Management
---------------------------------------
[Name of Purchaser]

By: /s/ Jason Ling
   ------------------------------------
Name: Jason Ling
Title: Portfolio Assistant


Shares of Common Stock Subscribed by Purchaser:    58,000
                                               --------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

UNIFAB INTERNATIONAL, INC.


By:
     ----------------------------
Name:       Dailey J. Berard
Title: Chief Executive Officer


PURCHASER:

 Dynamis Fund, LP
---------------------------------------
[Name of Purchaser]

By: /s/ Frederic S. Bocock
   ------------------------------------
Name: Frederic S. Bocock
Title: Managing Member, Dynamis Advisors, LLC/General Partner
       Managing Director

Shares of Common Stock Subscribed by Purchaser:    48,000
                                               --------------

                                APPENDIX A

                                DEFINITIONS
                                -----------

1.   DEFINED  TERMS.   As used herein the following terms  shall  have  the
following meanings:

          "AGREEMENT" means this Stock Purchase Agreement.

          "BUSINESS DAY" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          "COMMON STOCK" means the common stock, $.01 par value per share, of the Company, as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company.

          "THE COMPANY" has the meaning set forth in the Preamble of this Agreement.

          "CONTRACT" means any agreement, indenture, lease, sublease, license, sublicense, promissory note, evidence of indebtedness, insurance policy, annuity, mortgage, restriction, commitment, obligation or other contract, agreement or instrument (whether written or oral).

          "CONVERTIBLE SECURITIES" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for additional shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

          "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

          "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

          "HOLDER"  means   each  Person  in  whose  name  the  Shares  are
registered on the books of the Company maintained for such purpose.

          "INDEMNIFIED PARTY" has the meaning set forth in Section 6.2 of this Agreement.

          "INDEMNIFYING PARTY" has the meaning set forth in Section 6.2 of this Agreement.

          "LIEN" means any mortgage, pledge, security interest, assessment, encumbrance, lien, lease, sublease, adverse claim, levy, or charge of any kind, or any conditional Contract, title retention Contract or other contract to give or refrain from giving any of the foregoing.

          "LOSSES" has the meaning set forth in Section 6.1 of this Agreement.

          "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE EFFECT" means, with respect to any Person, any change or effect that is or is reasonably likely to be materially adverse to the financial condition, business or results of operations of such Person.

            "PERSON(S)" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "PURCHASE PRICE" has the meaning set forth in Section 1.1 of this agreement.

          "PURCHASERS" has the meaning set forth in the Preamble of this Agreement.

          "REQUIREMENT OF LAW" means as to any Person, the articles of incorporation, bylaws or other organizational or governing documents of such Person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

          "RESTRICTED  COMMON  STOCK" has the meaning set forth in  Section
2.1 of this Agreement.

          "SEC" means the Securities and Exchange Commission.

          "SEC REPORTS" has the meaning set forth in Section 3.7 of this Agreement.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the applicable time.

          "SETTLEMENT" has the meaning set forth in Section 1.2 of this Agreement.

          "SETTLEMENT DATE" has the meaning set forth in Section 1.2 of this Agreement.

          "SHARES" has the meaning set forth in Section 1.1 of this Agreement.

          "SUBSIDIARY" means each of those Persons of which another Person, directly or indirectly owns beneficially securities having more than 50% of the voting power in the election of directors (or persons fulfilling similar functions or duties) of the owned Person (without giving effect to any contingent voting rights).

2.   OTHER DEFINITIONAL PROVISIONS.

          (a) All references to "dollars" or "$" refer to currency of the United States of America.

          (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

          (c) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP.

          (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

          (e) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any exhibits or schedules hereto) and not to any particular provision of this Agreement.

                                SCHEDULE A

                                PURCHASERS
                                ----------



     NAME OF PURCHASER             NUMBER OF SHARES OF COMMON STOCK
     -----------------             --------------------------------


   Mentor Investment Group                     288,000

   Franklin Street Trust Co.                   224,000

   Beacon Management                            58,000

   SSCM, LLC                                    48,000

   Lone Wolfe Trading LLC                      100,000

   Trusco Capital Management                    58,000

   Columbus Capital Partners, L.P.             236,000
                                           -------------
                                             1,012,000

                              SCHEDULE 1.2(C)
                              ---------------

                FORM OF LEGAL OPINION FOR COMPANY'S COUNSEL
                -------------------------------------------

Counsel for the Company shall opine to the following, subject to reasonable assumptions and qualifications:

1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Louisiana. The Company has the corporate power and authority to own its properties and conduct its business.

2. The Company has the corporate power and authority to execute and deliver the Purchase Agreement, Warrant Agreement, Warrants and Placement Warrant, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

3. Each of the Purchase Agreement, Warrant Agreement, Warrants and Placement Warrant has been duly authorized, executed and delivered by the Company.

4. The Company has an authorized capitalization as set forth in the Purchase Agreement, and the Shares have been duly and validly authorized and issued and are fully paid and non-assessable. The Warrant Shares and shares of Common Stock issuable pursuant to the Placement Warrant have been duly and validly authorized and, upon exercise of the Warrants and Placement Warrant pursuant to the terms thereof, will be validly issued, fully paid and non-assessable.

5. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or governmental body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by the Purchase Agreement, Warrant Agreement, Warrants and Placement Warrant.

6. Based solely on a certificate of an officer of the Company, and without any independent review by the undersigned of any litigation to which the Company may be a party, to the undersigned's knowledge, except as disclosed in the SEC Reports, there are no material legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject; and to the undersigned's knowledge, no such proceedings are threatened by governmental authorities or by others.

7. The issue and sale of the Shares and the Warrants, the Placement Warrant and the Common Stock issuable upon exercise thereof, and the compliance by the Company with all of the provisions of the Purchase Agreement, Warrants and Placement Warrant do not conflict with or result in a breach or violation of any of the terms or provisions of, or
constitute    a   default   under   any   indenture,  mortgage,   deed   of
trust, loan agreement or other agreement or instrument filed by the Company with the Commission or otherwise known to the undersigned to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except to the extent that such conflict, breach, violation or default would not have a Material Adverse Effect on the Company, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to the undersigned of any court or governmental agency or governmental body having jurisdiction over the Company or any of its properties except to the extent that such violation would not have a Material Adverse Effect on the Company.